UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 – December 31, 2024

Item 1. Report of Shareholders.

(a)

ALL STAR® FUNDS

USA LISTED NYSE

Liberty All-Star® Equity Fund

Annual Report | December 31, 2024

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Table of Distribution, Tax Credits & Rights Offerings
9	Investment Growth and Distribution Policy
10	Stock Changes in the Quarter
11	Top 20 Holdings and Economic Sectors
12	Investment Managers/Portfolio Characteristics
13	Manager Roundtable
20	Schedule of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statements of Changes in Net Assets
32	Financial Highlights
34	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Automatic Dividend Reinvestment and Direct Purchase Plan
46	Additional Information
47	Trustees and Officers
51	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements
56	Summary of Updated Information Regarding the Fund
61	Privacy Policy
63	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	February 2025

The S&P 500® Index powered its way to a second consecutive year of returns in excess of 25 percent in 2024. The strong return was driven by upbeat economic data, including consumer spending, a favorable labor market, lower inflation accompanied by declining interest rates, anticipation of a business-friendly environment and less regulation after the election of Donald Trump and—not to be overlooked—continued outperformance by a small group of mega-cap stocks.

For 2024 the S&P 500 returned 25.02 percent and closed the year just below the 6,000 level it first reached in November. Over the year, the index recorded 57 record highs. The Dow Jones Industrial Average (DJIA) returned 14.99 percent and breached the 45,000 level in December. The NASDAQ Composite Index was the best performing of the three indexes, returning 29.57 percent and reaching its own record high in December, passing the 20,000 mark.

There were some breathers in the equity market’s otherwise steady ascent during the year: In April the S&P 500 declined (-4.08 percent) on geopolitical tensions in the Middle East. October pulled back (-0.91 percent) when geopolitics captured headlines and domestic economic growth concerns grew. December’s decline (-2.38 percent) was driven by concerns over high valuations and weakness in the bond market. February and November were the best performing months of the year, both returning over 5 percent. November included an advance of over 1,500 points (3.6 percent) for the DJIA on the day after Donald Trump’s presidential election victory; along with gains of 2.5 percent for the S&P 500 and 3.0 percent for the NASDAQ, it was the best post-Election Day session ever, according to Bloomberg.

Given that the Federal Reserve had raised short-term interest rates 11 times to their highest level in 22 years, it was significant news on September 18 when the central bank reversed course and lowered the fed funds rate by half a percentage point (50 basis points). This action was followed by two additional 25-basis-point reductions, one each in November and December.

While the stable, healthy economy contributed to strong market returns, it was not the principal force behind the stock market’s gains in 2024. The most significant driver of market returns was the "Magnificent Seven1" and other mega-cap information technology and communication services stocks, particularly those perceived to be the leaders in artificial intelligence (AI). The S&P 500’s performance remained highly concentrated throughout the year, with only 28 percent of stocks in the index exceeding the index’s return. The Magnificent Seven alone accounted for 53 percent of the index’s return (and 62 percent in 2023), further demonstrating the impact of a concentrated group of stocks on the return of the overall index.

Growth stocks outperformed their value counterparts again in 2024—no surprise given the concentration referenced in the previous paragraph. For the year, the large-cap Russell 1000® Growth Index returned 33.36 percent while the value index returned 14.37 percent. For perspective, the nearly 19 percent outperformance of growth over value in 2024 is the fifth largest calendar year outperformance by growth and now three of the five years in the current decade (2020, 2023 and 2024) have seen the widest performance gap of growth over value since the inception of the Russell style indexes in 1987.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

Annual Report | December 31, 2024	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Liberty All-Star® Equity Fund

For the full year Liberty All-Star Equity Fund returned 14.06 percent when shares are valued at net asset value (NAV) with dividends reinvested and 20.67 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s market price return narrowly trailed the 22.20 percent return of its primary benchmark, the Lipper Large-Cap Mutual Fund Average, while its NAV return lagged considerably. Similarly, the Fund’s annual market price return was mixed compared with the S&P 500, DJIA and NASDAQ, but the NAV return trailed all three.

For the fourth quarter, Fund shares valued at NAV returned -0.62 percent while shares valued at market price returned 0.36 percent, both with dividends reinvested. The primary Lipper benchmark returned 1.48 percent for the quarter. For the period both Fund returns lagged the three widely followed equity market indexes cited earlier.

For the year and the fourth quarter, the Fund did not keep pace with the capitalization-weighted S&P 500 but exceeded the S&P 500 Equal Weight Index, which returned 13.01 percent for the year and -1.87 percent for the fourth quarter. The 12.01 percentage point outperformance of the capitalization weighted versus the equal weight S&P 500 demonstrates the impact of a narrow group of mega-cap stocks on the index.

During the fourth quarter Fund shares traded in a tight range, from a discount of -1.8 percent to a premium of 0.8 percent relative to their underlying NAV. For the full year, the range extended from a discount of -5.8 percent to a premium of 0.8 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.18 per share in the fourth quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $31.00 per share for a total of more than $3.8 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

We are pleased to once again offer our shareholders a view into the Fund’s five investment managers’ thinking in 2024 and their assessment of larger macro trends that may have an impact on equity markets in 2025. Our annual Manager Roundtable begins on page 13. We hope you find it useful and informative.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Despite a second consecutive year of double-digit returns the Fund trailed the Magnificent Seven-driven, capitalization-weighted S&P 500. For the past one, three, five and 10 years the Fund has outperformed the S&P 500 Equal Weight Index, which is an appropriate barometer to compare the Fund’s diversified multi-management strategy. We believe the Fund’s results compare favorably considering that the S&P 500 and other key indices have become extremely concentrated and returns have become dependent on a small group of mega-cap stocks. We stand by the Fund’s philosophy, strategy, structure and investment results for long-term investors seeking a well-diversified, multi-managed core equity holding.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Annual Report | December 31, 2024	3

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDED DECEMBER 31, 2024

FUND STATISTICS:

Net Asset Value (NAV)	$6.95
Market Price	$6.95
Premium/(Discount)	0.0%

	Quarter	2024
Distributions*	$0.18	$0.71
Market Price Trading Range	$6.77 to $7.49	$6.26 to $7.49
Premium/(Discount) Range	0.8% to-1.8%	0.8% to-5.8%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	-0.62%	14.06%
Shares Valued at Market Price with Dividends Reinvested	0.36%	20.67%
Dow Jones Industrial Average	0.93%	14.99%
Lipper Large-Cap Core Mutual Fund Average	1.48%	22.20%
NASDAQ Composite Index	6.35%	29.57%
S&P 500® Index	2.41%	25.02%
S&P 500® Equal Weight Index	-1.87%	13.01%

*	All 2024 distributions consist of ordinary dividends and long-term capital gains. A breakdown of each 2024 distribution for federal income tax purposes can be found in the table on page 46.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS
PERIODS ENDED DECEMBER 31, 2024	ANNUALIZED RATES OF RETURN
LIBERTY ALL-STAR® EQUITY FUND	3 YEARS	5 YEARS	10 YEARS
Distributions	$2.01	$3.45	$6.34
Shares Valued at NAV with Dividends Reinvested	4.74%	10.95%	10.78%
Shares Valued at Market Price with Dividends Reinvested	3.99%	11.37%	12.28%
Dow Jones Industrial Average	7.56%	10.55%	11.57%
Lipper Large-Cap Core Mutual Fund Average	7.49%	13.28%	11.89%
NASDAQ Composite Index	8.13%	17.49%	16.20%
S&P 500® Index	8.94%	14.53%	13.10%
S&P 500® Equal Weight Index	4.45%	10.76%	10.26%

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund’s rights offering were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Indices are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 63.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2024	5

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and can often be traded commission free.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2024	7

Liberty All-Star® Equity Fund	Table of Distributions, Tax Credits & Rights Offerings

(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023	0.61
2024	0.71
Total	$31.00

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Growth and Distribution Policy

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price on December 31, 2014, and tracking its progress through December 31, 2024. This assumes that a shareholder reinvested all distributions at actual reinvestment prices and exercised all primary rights in the Fund’s rights offering excluding the cost to exercise of $2,544.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Annual Report | December 31, 2024	9

Liberty All-Star® Equity Fund	Stock Changes in the Quarter

December 31, 2024 (Unaudited)

The following are the largest ($6 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2024.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/24
PURCHASES
Allegion PLC	59,773	59,773
Broadcom Inc.	36,881	36,881
CSX Corp.	365,007	365,007
CVS Health Corp.	213,878	443,478
Microchip Technology, Inc.	140,081	263,881
Microsoft Corp.	24,033	196,228
SALES
Amazon.com, Inc.	(40,002)	249,598
Carlisle Cos., Inc.	(19,916)	19,673
Edison International	(73,213)	0
Goldman Sachs Group, Inc.	(12,248)	0
Home Depot, Inc.	(18,219)	0
Netflix, Inc.	(8,081)	9,567
Northern Trust Corp.	(59,125)	0
Omnicom Group, Inc.	(113,075)	0
Salesforce, Inc.	(32,865)	24,526

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings and Economic Sectors

December 31, 2024 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Microsoft Corp.	4.12%
NVIDIA Corp.	3.61
Alphabet, Inc.	2.77
Amazon.com, Inc.	2.73
UnitedHealth Group, Inc.	1.98
ServiceNow, Inc.	1.84
Visa, Inc.	1.78
Meta Platforms, Inc.	1.76
Capital One Financial Corp.	1.46
S&P Global, Inc.	1.34
Fresenius Medical Care AG	1.30
Sony Group Corp.	1.22
Charles Schwab Corp.	1.17
Danaher Corp.	1.15
Booking Holdings, Inc.	1.10
Ecolab, Inc.	1.04
Berkshire Hathaway, Inc.	1.03
CVS Health Corp.	0.99
Baxter International, Inc.	0.98
Citigroup, Inc.	0.94
34.31%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	23.26%
Financials	19.57
Health Care	14.91
Consumer Discretionary	12.31
Industrials	8.85
Communication Services	6.48
Consumer Staples	4.64
Materials	4.17
Energy	1.76
Utilities	1.27
Real Estate	0.53
Other Net Assets	2.25
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2024	11

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

	INVESTMENT STYLE SPECTRUM
PORTFOLIO CHARACTERISTICS	VALUE				GROWTH
AS OF DECEMBER 31, 2024
	Pzena	Fiduciary	Aristotle	Sustainable	TCW	Total Fund	S&P 500® Index
Number of Holdings	32	30	43	28	29	141*	503
Percent of Holdings in Top 10	43%	48%	33%	48%	63%	23%	37%
Weighted Average Market Capitalization (billions)	$71	$234	$208	$867	$1,317	$550	$1,120
Average Five-Year Earnings Per Share Growth	5%	10%	12%	21%	32%	16%	20%
Dividend Yield	2.8%	1.3%	2.0%	0.7%	0.4%	1.4%	1.3%
Price/Earnings Ratio**	16x	24x	21x	36x	48x	26x	29x
Price/Book Value Ratio	1.4x	3.7x	2.7x	7.9x	8.0x	3.2x	4.8x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

Key market measures—like the S&P 500 Index—performed very well in 2024 … but many stocks were left behind. The economy was strong … but inflation lurks, geopolitical risks continue and there’s a new administration in Washington. Much to discuss, and the Fund’s managers step up to share their points of view.

Liberty All-Star Equity Fund’s five investment managers possess considerable experience, deep knowledge, proven track records and diversified points of view given that they represent both value and growth styles of investing. A year ago, investors were coming off a strong 2023 and cautiously optimistic for 2024: Inflation was easing, interest rates were coming down, consumers were spending, labor markets were steady and there was a catalyst to stoke investment returns: artificial intelligence (AI). Turns out, investors’ optimism was rewarded—but selectively so. Indeed, there was solid economic data for much of the year, but this was one tide that didn’t lift all the boats … mostly those that were part of the AI fleet. Now, the issues have shifted: some feel valuations in the stock market are stretched, a new administration means new policies and AI may take a breather. In other words, an opportune time to quiz the Fund’s investment managers on their thinking. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the Roundtable. Participating investment management firms, the portfolio manager for each and their respective styles and strategies are:

ARISTOTLE CAPITAL MANAGEMENT, LLC

Portfolio Manager/Gregory Padilla, CFA

Portfolio Manager and Managing Partner

Investment Style/Value – Aristotle seeks to invest in high quality companies that it believes are selling at a significant discount to their intrinsic value and where catalysts exist that will lead to a realization by the market of this true value. Aristotle practices a fundamental, bottom-up research-driven process and invests with a long-term perspective.

FIDUCIARY MANAGEMENT, INC.

Portfolio Manager/Jonathan Bloom

Chief Investment Officer and Portfolio Manager

Investment Style/Value – Fiduciary utilizes a business owner’s approach to investing by thoroughly examining the economics of the business and the quality of the management team, seeking to invest in durable business franchises that are selling at a discount to their underlying value.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Benjamin Silver, CFA, CPA

Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/Kishore Rao

Principal and Portfolio Manager

Investment Style/Growth—Sustainable focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Brian McNamara

Managing Director and Portfolio Manager

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/ or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

Annual Report | December 31, 2024	13

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

From the perspective of your style and strategy, in 2024 what had the most impact—positive and/or negative—on the portion of the Liberty All-Star Equity Fund portfolio that you manage? That applies whether they were macro factors or portfolio-specific factors, such as overweights/underweights and/or stock selection. Let’s ask the growth managers to start us off. Brian McNamara, let’s hear from TCW.

McNamara (TCW – Growth): Stock selection, particularly in the information technology sector, had the most positive effect on our portion of the Liberty All-Star Equity Fund portfolio. As active stock pickers managing a concentrated portfolio, we do not purchase stocks based on the attractiveness of a particular sector vis-à-vis the broader market. Our approach is extremely targeted: We are interested in owning only companies with strong business models and growing end markets. Often these companies benefit from long-wave secular trends, such as artificial intelligence (AI). Our best performing stock was NVIDIA (stock symbol NVDA). When we first purchased shares in April 2018, we believed the company was the beneficiary of multiple secular tailwinds and could become the “Wintel” of AI and machine learning. The stock has obviously had a tremendous move the past few years, but we believe we are still in the early innings of a massive paradigm shift with accelerated computing. We believe most existing infrastructure and applications will be transformed; NVDA’s business model advantages are significant, and the stock looks attractive to us on a multi-year basis, which is our time horizon. (NOTE: “Wintel” is a mash-up of Microsoft’s Windows and semiconductor company Intel.)

Kishore, what was ’24 like for Sustainable?

Rao (Sustainable – Growth): The portfolio’s large underweight to semiconductors and overweight to software negatively impacted relative performance in 2024, especially early in the year. Given investors’ focus on companies expected to benefit from Generative AI, semiconductor companies outperformed. And while we own NVIDIA, our position is sized with absolute risk and reward in mind; thus, we own it below the index weight of over 10 percent, which negatively impacted relative returns. We took advantage of weakness in software stocks in Q2, adding to positions in high-confidence opportunities, with some generating strong contributions by year-end. We believe that many of the leading software companies are well-positioned to sustainably benefit from AI going forward. The portfolio’s overweight in health care stocks, which performed poorly in 2024 given the market’s preference for high beta cyclical stocks, was another factor. Similar to our actions in software, we added to these positions on weakness given their attractive market positions and ability to provide reliable compounding regardless of any moderation in GDP growth.

Thank you both. Turning to the value managers. Ben Silver, perhaps you could lead off for Pzena.

Silver (Pzena – Value): Our financial holdings in aggregate were by far the largest contributors in 2024. The broad sector outperformed on the back of a normalizing yield curve, while investors are anticipating a more benign regulatory environment, as well as a pick-up in M&A activity moving forward. Our portfolio benefited from an overallocation to financials, as well as from individual stock selection—particularly via our stakes in money center lenders Wells Fargo (WFC) and Citigroup (C), as well as life insurers Equitable Holdings (EQH) and MetLife (MET).

“Our financial holdings in aggregate were by far the largest contributors in 2024. The broad sector outperformed on the back of a normalizing yield curve, while investors are anticipating a more benign regulatory environment, as well as a pick-up in M&A activity moving forward.”

—Ben Silver

(Pzena – Value)

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Our solid performance in financials was heavily offset by outsized moves in a few stocks— including Dollar General (DG), CVS Health (CVS), Humana (HUM) and Magna International (MGA)—all of which we maintain conviction in and added to throughout the year on weakness given our assessment that the market has overreacted to temporary headwinds.

Let’s hear how Aristotle and Fiduciary assess their 2024.

“One way to summarize U.S. equity markets in 2024 is: ‘AI and everything else.’ Broadly speaking, companies that outperformed were those the market viewed as ‘AI-winners’ and those that underperformed ‘AI-losers.’”

—Gregory Padilla

(Aristotle – Value)

Padilla (Aristotle – Value): One way to summarize U.S. equity markets in 2024 is: “AI and everything else.” Broadly speaking, companies that outperformed were those the market viewed as “AI-winners” and those that underperformed “AI-losers.” Unfortunately, our portion of the Fund underperformed—temporarily, we believe, and more on that momentarily—on account of owning too little of the former and too much of the latter.

Over the long term, a stock’s return should reflect that of the business, i.e., total return should mirror return on invested capital. In the short term, changes in sentiment, i.e., earnings multiples, have an outsized effect. We do not try to predict sentiment. We focus on the fundamentals. This can and has currently resulted in underperformance. Hence, our motto of “not every quarter, not every year.”

Bloom (Fiduciary – Value): The top five performing U.S. equity themes in 2024, according to one reliable source, were Mega-cap Technology, Bitcoin, High Risk (Beta) Companies, Most Heavily Shorted Stocks1 and Meme Stocks2. The average return for these groups was 47 percent versus what we call "Quality Compounders," which returned 5 percent. Quality Compounders are stocks with the potential to generate consistent, stable growth and cash flow and are not dependent on economic cycles. Given the economic and market environment that prevailed in 2024, which rewarded more speculative growth, it was difficult for our strategy to keep up.

Turning to specific holdings, Dollar Tree (DLTR) was a detractor to performance as subdued spending from low-income consumers and less trade-down from higher-income consumers pressured sales. Dollar Tree is well-positioned to succeed, with unique merchandise at sharp price points, a treasure hunt shopping experience and strategic review optionality (potential sale or spinoff of the Family Dollar banner). A multi-price point rollout has a good chance of accelerating growth rates comparable to previous years, improving sales per store and driving earnings growth. At a price/ earnings ratio of about 12x depressed earnings, the shares price in a fair amount of pessimism. Booking Holdings (BKNG), Progressive Corporation (PGR) and Carlisle Companies (CSL) were among the positive contributors in 2024.

[1]	Investors sell a stock short when they expect the share price to decline, not rise. The idea is to sell the stock with the intention of then buying it back at a lower price, profiting from the difference.

[2]	Meme stocks are speculative names that have a significant online presence, through chat rooms or stock discussions. Meme stocks tend to trade on high volume and random bits of news shared online.

Annual Report | December 31, 2024	15

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Many investment managers operate from a bottom-up perspective—researching investment candidates based on fundamentals. That said, in the near term there may be more macro factors in play than is typical. These include, but are not limited to, a very different agenda in the Nation’s Capital, high stock valuations, a volatile geopolitical situation (including shooting wars) as well as the U.S. economy, i.e., inflation/employment/wages. What is one macro factor that you will be keeping a particular eye on in 2025 and why? Fiduciary, start it off for the value managers, please.

Bloom (Fiduciary – Value): We’re watching valuation. Stocks lurched higher in 2023 when the U.S. Federal Reserve started telegraphing its interest rate policy pivot and eventual rate cuts. The 2024 presidential election provided another springboard for equities. The U.S. market has become very expensive, as we are over two standard deviations above the long-term average for most valuation metrics. In aggregate, stocks are in the 10th decile of historical valuation—one of the most expensive markets on record. Given the backdrop, we believe prudence is necessary, with particular attention paid to downside protection. We are optimistic despite the valuation backdrop, in part because our portfolio looks very different than the market. We can sleep well at night owning competitively-advantaged businesses with strong balance sheets and a portfolio that trades at a significant discount to its benchmark. Our team is closely aligned with our shareholders as we “eat our own cooking” and invest right alongside them.

“We’re watching valuation. The U.S. market has become very expensive, as we are over two standard deviations above the long-term average for most valuation metrics … this is one of the most expensive markets on record. Given the backdrop, we believe prudence is necessary, with particular attention paid to downside protection.”

—Jonathan Bloom

(Fiduciary – Value)

Greg, what’s a macro factor Aristotle is monitoring?

Padilla (Aristotle – Value): We would add the increasing U.S. debt burden to your list of macro factors that deserve consideration. We often attempt to discern what is “normal.” Are companies over- or underearning their steady state? Is the economy, and its components, overheating or functioning below its potential? With the belief that these factors rarely operate at normal—we’re usually too hot or too cold—currently we believe the U.S. debt burden is above normal. Despite falling short-term interest rates, federal interest expense has surpassed defense spending —a trend we view as both unproductive and unsustainable. As always, we shall continue to monitor these and other long-term trends.

Ben, what is Pzena monitoring?

Silver (Pzena – Value): We are keeping a close eye on the incoming Trump administration’s trade policies, and whether the resulting uncertainty breeds attractive investment opportunities that we would seek to capitalize on. Tariffs and trade wars are always a threat, and we assess these risks on a company-by-company basis to determine whether, and to what extent, they could impact our estimate of a business’s normal earnings power. To that end, the potential impact is nuanced but, generally speaking, the businesses we invest in have resilient operating models that we think are able to adjust to changing circumstances.

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Dollar General (DG), for example, only imports about 4 percent of its merchandise from abroad, while consumer products company Newell Brands (NWL) has a sizable domestic manufacturing footprint, which may leave it in an advantaged competitive position. Canadian auto supplier Magna International (MAG) is somewhat more exposed, but we expect management to shift some of its production from Canada and Mexico to the U.S. to mitigate the impact.

We’ll turn to the growth managers and ask about the macro factor you’re watching. Kishore, let’s hear from Sustainable.

Rao (Sustainable – Growth): We expect valuations to be more important in 2025 given that they are already high as well as moderating GDP and earnings growth after years of strong monetary and fiscal stimulus, which boosted stock prices rather indiscriminately. In 2024, U.S. equities posted another strong year of returns bolstered by earnings growth but also significant multiple expansion. Our focus is on identifying companies with more predictable recurring revenues, attractive pricing power and strong earnings growth versus peers along with buying them at attractive cash flow-based valuations. In a strong upward moving market, this valuation discipline hurt our returns. However, as the pace of earnings growth moderates given higher interest rates, deglobalization, geopolitical tensions and slower growth in China, we expect the valuation and predictability of earnings and cash flows to become more important to investors. Active steps to manage portfolio valuations in 2024 helped us to meaningfully improve the valuation of the portfolio relative to the benchmark and position the portfolio well for 2025.

“We expect valuations to be more important in 2025 given high valuations … Our focus is on identifying companies with more predictable recurring revenues, attractive pricing power and strong earnings growth versus peers along with buying them at attractive cash flow-based valuations.”

Brian, share TCW’s view, please.

—Kishore Rao

(Sustainable — Growth)

Brian, share TCW’s view, please.

McNamara (TCW – Growth): The possibility of a second wave of inflation is one macro factor we are closely monitoring that does not seem to be getting enough investor attention. After the second-longest Fed pause on record, a 4.1 percent U.S. unemployment rate and PCE (the Fed’s preferred inflation measure) at 2.1 percent, the Fed elected to start cutting rates in September 2024. With the S&P 500 near an all-time high, this also marked the highest price/earnings ratio at the start of a Fed cutting cycle in over 60 years. The bond market’s response (10-year U.S. Treasury yields have increased about 100 basis points [one percentage point] since the first Fed cut) suggests the bond market may believe the worst may not be behind us. Might the bond vigilantes of the early 1980s make a return? This is important as higher rates increase the cost of capital for corporations and consumers. Should the yield on the 10-year Treasury continue to move higher, this may negatively impact the net present value of longer duration equities.

“The possibility of a second wave of inflation is one macro factor we are closely monitoring that does not seem to be getting enough investor attention … With the S&P 500 near an all-time high, the Fed elected to start cutting rates in September … this marked the highest price/ earnings ratio at the start of a Fed cutting cycle in over 60 years."

—Brian McNamara

(TCW – Growth)

Annual Report | December 31, 2024	17

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

A final discussion point: The S&P 500 Index has been through an extended period of unprecedented concentration in which a few stocks have been driving performance. What is an industry that you believe may have been overlooked? Why may this industry be poised for growth, and what is an example of a stock in that industry that you believe to be attractive? Brian, start us off for TCW and then let’s hear from Kishore for Sustainable.

McNamara (TCW – Growth): Indeed, the concentration of stocks driving performance for the S&P 500 over the past several years has received a lot of investor attention, particularly the "Magnificent Seven3". The biggest laggard of the bunch in 2024 was Microsoft (MSFT), the only software name in the group. We are in the early stages of the generative artificial intelligence (Gen AI) build-out, and some software names have lagged given lack of near-term AI revenue and investor concern as to how AI may impact software business models. We believe enterprise adoption should ramp up in 2025. As companies put more tools and apps into production, MSFT should see revenue and margin uplift, and the stock is currently trading at a similar multiple (ex-cash) to the S&P 500.

Rao (Sustainable – Growth): The health care industry faced stiff headwinds particularly in Q4 given uncertainty over the new Trump administration’s likely policies. The weakness was also due to company-specific issues, which created greater uncertainty after the introduction of new drugs to confront the global obesity epidemic had caused investor excitement earlier in the year. Novo Nordisk (NVO) has a long history of producing drugs to treat diabetes and developed semaglutides Ozempic and Wegovy for that purpose prior to their use to treat obesity. In Q4, clinical trials for a new generation drug, CagriSema, showed lower-than-expected weight loss but demonstrated improved efficacy and a safe profile. While disappointing to investors in the short term, CagriSema represents an improvement in obesity treatment—40 percent of patients achieved 25 percent-plus weight loss—and the company is performing well operationally, it maintains a strong innovation pipeline and has improved its supply capabilities, which will support continued attractive growth. We purchased additional shares on the weakness.

Greg, what’s an attractive but overlooked area from Aristotle’s point of view?

Padilla (Aristotle – Value): While the market remains focused on the AI infrastructure buildout, we believe trailing edge semiconductors and select high-margin software companies have been overlooked. One might think that the more advanced chips we need the fewer less advanced chips we need. But, in fact, it is the exact opposite. The more advanced chips we have the more less advanced chips we need to be in the systems around them. Think sensors, analog chips and others like them. Given what has happened the last few years in the data center, we believe that tidal wave is coming for less advanced chips. The Fund’s exposure in our portfolio is through Qualcomm (QCOM) and Microchip (MCHP). In addition, we believe software is on the verge of meaningful monetization of these new AI-related technologies, to the benefit of Adobe (ADBE) and Microsoft (MSFT), two companies owned in our portion of the Fund.

[3]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Pzena and Fiduciary, finish it up for us, please.

Silver (Pzena – Value): After selling off in 2021/22 due to the global semiconductor shortage that constrained light vehicle production (LVP), auto suppliers have yet to recover, with many well-known companies trading below their pre-COVID-19 prices. Light vehicles are passenger cars, light trucks like pickups and small cargo trucks with a gross vehicle weight rating under 10,000 pounds. Although LVP is up over 20 percent from its 2020 trough, it has fallen short of the expected rebound for which automakers and suppliers had prepared. Compounding the issue is the shift in powertrain mix—particularly waning electric vehicle (EV) demand—which has been painful for suppliers that invested heavily in electrification products. The market’s exceedingly negative assessment of these headwinds has, in our view, presented compelling value opportunities in several well-positioned businesses—namely, seat manufacturer Lear Corp. (LEA), whose wire harness unit—which accounts for about 25 percent of revenue—in our view remains an underappreciated structural growth driver, while its core seating business is powertrain-agnostic and should benefit from LVP growth over time.

Bloom (Fiduciary – Value): Food services may have been overlooked given the hype around obesity drugs. We recently purchased Aramark (ARMK), a leading provider of food catering and facilities management services. As one of the top three global players, Aramark has procurement scale advantages, i.e., lower food costs, over smaller competitors. Food catering is a $500 billion global market where smaller operators and self-operators represent over 50 percent of the market. The big players have a long runway to take share, as outsourcing is far more cost effective. Aramark has margin improvement potential through the ramp of new business and benefits from lagged pricing following cost-inflation, supply chain efficiencies and operating leverage. Plus, it already generates mid-teens incremental return on invested capital and is relatively defensive during normal downturns, with client retention above 95 percent. A combination of revenue growth, margin improvement and de-levering of the balance sheet should drive double-digit earnings per share growth. Our entry point of 17x earnings per share was attractive.

That wraps it up for this year’s Roundtable, and we want to thank each of the participants for their insights. With all that appears to be in play for 2025, we’re already looking forward to next year’s session.

Annual Report | December 31, 2024	19

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2024

	SHARES	VALUE
COMMON STOCKS (97.75%)
COMMUNICATION SERVICES (6.48%)
Diversified Telecommunication Services (0.41%)
Verizon Communications, Inc.	204,500	$8,177,955

Entertainment (0.42%)
Netflix, Inc.(a)	9,567	8,527,258

Interactive Media & Services (4.54%)
Alphabet, Inc., Class A	94,037	17,801,204
Alphabet, Inc., Class C	198,961	37,890,133
Meta Platforms, Inc., Class A	60,407	35,368,903
		91,060,240
Media (1.11%)
Charter Communications, Inc., Class A(a)	41,416	14,196,162
Trade Desk, Inc., Class A(a)	69,497	8,167,983
		22,364,145
CONSUMER DISCRETIONARY (12.31%)
Automobile Components (1.68%)
Cie Generale des Etablissements Michelin SCA(b)	414,100	6,787,099
Lear Corp.	134,405	12,728,154
Magna International, Inc., Class A	338,513	14,146,458
		33,661,711
Broadline Retail (2.73%)
Amazon.com, Inc.(a)	249,598	54,759,305

Hotels, Restaurants & Leisure (3.06%)
Aramark	464,317	17,323,667
Booking Holdings, Inc.	4,448	22,099,532
Starbucks Corp.	84,699	7,728,784
Yum! Brands, Inc.	106,625	14,304,810
		61,456,793
Household Durables (2.17%)
Lennar Corp., Class A	83,500	11,386,895
Newell Brands, Inc.	783,352	7,802,186
Sony Group Corp.(b)(c)	1,152,835	24,393,989
		43,583,070
Specialty Retail (2.37%)
CarMax, Inc.(a)	182,723	14,939,432
Lowe’s Cos., Inc.	34,000	8,391,200
O’Reilly Automotive, Inc.(a)	15,551	18,440,376

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2024

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
TJX Cos., Inc.	48,411	$5,848,533
		47,619,541
Textiles, Apparel & Luxury Goods (0.30%)
PVH Corp.	56,548	5,979,951

CONSUMER STAPLES (4.64%)
Beverages (0.69%)
Coca-Cola Co.	127,300	7,925,698
Constellation Brands, Inc., Class A	26,700	5,900,700
		13,826,398
Consumer Staples Distribution & Retail (1.64%)
Costco Wholesale Corp.	13,903	12,738,902
Dollar Tree, Inc.(a)	95,685	7,170,634
SYSCO Corp.	169,234	12,939,631
		32,849,167
Food Products (0.49%)
Tyson Foods, Inc., Class A	172,180	9,890,019

Household Products (0.41%)
Procter & Gamble Co.	49,400	8,281,910

Multiline Retail (0.73%)
Dollar General Corp.	194,509	14,747,673

Personal Care Products (0.68%)
Unilever PLC(b)	240,204	13,619,567

ENERGY (1.76%)
Energy Equipment & Services (0.54%)
NOV, Inc.	441,864	6,451,214
Schlumberger NV	113,865	4,365,584
		10,816,798
Oil, Gas & Consumable Fuels (1.22%)
Coterra Energy, Inc.	320,800	8,193,232
Shell PLC(b)	145,792	9,133,869
TotalEnergies SE(b)(c)	129,992	7,084,564
		24,411,665
FINANCIALS (19.57%)
Banks (4.45%)
Bank of America Corp.	282,564	12,418,688

See Notes to Financial Statements.

Annual Report | December 31, 2024	21

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2024

	SHARES	VALUE
COMMON STOCKS (continued)
Banks (continued)
Citigroup, Inc.	268,479	$18,898,237
Commerce Bancshares, Inc.	74,025	4,612,497
Cullen/Frost Bankers, Inc.	50,900	6,833,325
JPMorgan Chase & Co.	17,727	4,249,339
Mitsubishi UFJ Financial Group, Inc.(b)	641,000	7,512,520
PNC Financial Services Group, Inc.	43,800	8,446,830
U.S. Bancorp	200,300	9,580,349
Wells Fargo & Co.	237,396	16,674,695
		89,226,480
Capital Markets (5.19%)
Ameriprise Financial, Inc.	28,600	15,227,498
BlackRock, Inc.	9,356	9,590,929
Blackstone Group LP	54,700	9,431,374
Charles Schwab Corp.	315,951	23,383,534
MSCI, Inc.	20,423	12,254,004
S&P Global, Inc.	53,931	26,859,256
UBS Group AG	242,844	7,363,030
		104,109,625
Consumer Finance (1.97%)
American Express Co.	34,338	10,191,175
Capital One Financial Corp.	164,541	29,340,951
		39,532,126
Financial Services (5.30%)
Berkshire Hathaway, Inc., Class B(a)	45,389	20,573,926
Equitable Holdings, Inc.	273,341	12,893,495
Global Payments, Inc.	143,523	16,083,187
Mastercard, Inc., Class A	25,520	13,438,066
Visa, Inc., Class A	113,212	35,779,521
Voya Financial, Inc.	110,585	7,611,566
		106,379,761
Insurance (2.66%)
American International Group, Inc.	112,700	8,204,560
Aon PLC, Class A	47,738	17,145,580
MetLife, Inc.	172,133	14,094,250
Progressive Corp.	58,547	14,028,447
		53,472,837
HEALTH CARE (14.91%)
Biotechnology (0.43%)
Amgen, Inc.	32,900	8,575,056

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2024

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (4.28%)
Alcon AG	93,800	$7,962,682
Baxter International, Inc.	674,825	19,677,897
Boston Scientific Corp.(a)	110,219	9,844,761
Dexcom, Inc.(a)	65,410	5,086,936
Intuitive Surgical, Inc.(a)	20,935	10,927,232
Koninklijke Philips NV	402,334	10,187,097
Medtronic PLC	197,786	15,799,146
Smith & Nephew PLC(b)(c)	264,738	6,507,260
		85,993,011
Health Care Providers & Services (5.67%)
CVS Health Corp.	443,478	19,907,727
Fresenius Medical Care AG(b)	1,156,332	26,179,357
Humana, Inc.	58,509	14,844,318
Quest Diagnostics, Inc.	86,479	13,046,222
UnitedHealth Group, Inc.	78,717	39,819,782
		113,797,406
Life Sciences Tools & Services (1.91%)
Danaher Corp.	100,971	23,177,893
Thermo Fisher Scientific, Inc.	29,141	15,160,022
		38,337,915
Pharmaceuticals (2.62%)
Bristol-Myers Squibb Co.	246,566	13,945,773
Merck & Co., Inc.	78,500	7,809,180
Novo Nordisk A/S(b)	167,694	14,425,038
Pfizer, Inc.	367,153	9,740,569
Zoetis, Inc.	40,627	6,619,357
		52,539,917
INDUSTRIALS (8.85%)
Aerospace & Defense (0.70%)
General Dynamics Corp.	28,900	7,614,861
General Electric Co.	38,131	6,359,869
		13,974,730
Building Products (2.25%)
Allegion PLC	59,773	7,811,136
Carlisle Cos., Inc.	19,673	7,256,189
Carrier Global Corp.	212,998	14,539,243
Masco Corp.	214,129	15,539,342
		45,145,910
Commercial Services & Supplies (1.18%)
Waste Connections, Inc.	42,090	7,221,802

See Notes to Financial Statements.

Annual Report | December 31, 2024	23

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2024

	SHARES	VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc.	81,859	$16,518,328
		23,740,130
Ground Transportation (1.32%)
Canadian Pacific Kansas City, Ltd.	204,468	14,797,349
CSX Corp.	365,007	11,778,776
		26,576,125
Industrial Conglomerates (0.44%)
Honeywell International, Inc.	39,000	8,809,710

Machinery (1.57%)
Oshkosh Corp.	53,600	5,095,752
Parker-Hannifin Corp.	28,200	17,936,046
Xylem, Inc.	72,500	8,411,450
		31,443,248
Passenger Airlines (0.53%)
Delta Air Lines, Inc.	174,364	10,549,022

Trading Companies & Distributors (0.86%)
Ferguson Enterprises, Inc.	99,940	17,346,586

INFORMATION TECHNOLOGY (23.26%)
Electronic Equipment & Instruments (0.36%)
TE Connectivity Ltd.	51,086	7,303,765

Electronic Equipment, Instruments & Components (0.83%)
CDW Corp.	49,050	8,536,662
Teledyne Technologies, Inc.(a)	17,600	8,168,688
		16,705,350
IT Services (2.64%)
Amdocs, Ltd.	132,812	11,307,614
Cognizant Technology Solutions Corp., Class A	180,764	13,900,752
Gartner, Inc.(a)	37,477	18,156,482
Shopify, Inc., Class A(a)	91,480	9,727,068
		53,091,916
Semiconductors & Semiconductor Equipment (6.64%)
ASML Holding N.V.	11,576	8,023,094
Broadcom Inc.	36,881	8,550,491
Microchip Technology, Inc.	263,881	15,133,575
Micron Technology, Inc.	94,654	7,966,081
NVIDIA Corp.	538,802	72,355,721

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2024

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	63,800	$9,800,956
Skyworks Solutions, Inc.	128,184	11,367,357
		133,197,275
Software (12.18%)
Adobe, Inc.(a)	37,913	16,859,153
ANSYS, Inc.(a)	31,000	10,457,230
Autodesk, Inc.(a)	34,367	10,157,854
Cadence Design Systems, Inc.(a)	29,590	8,890,611
Crowdstrike Holdings, Inc., Class A(a)	31,675	10,837,918
Intuit, Inc.	27,132	17,052,462
Microsoft Corp.	196,228	82,710,102
Palo Alto Networks, Inc.(a)	52,476	9,548,533
Salesforce, Inc.	24,526	8,199,778
ServiceNow, Inc.(a)	34,900	36,998,188
Synopsys, Inc.(a)	30,466	14,786,978
Tyler Technologies, Inc.(a)	9,231	5,322,964
Workday, Inc., Class A(a)	48,609	12,542,580
		244,364,351
Technology Hardware, Storage & Equipment (0.61%)
Apple, Inc.	48,764	12,211,481

MATERIALS (4.17%)
Chemicals (2.82%)
Corteva, Inc.	205,700	11,716,672
Dow, Inc.	355,607	14,270,509
Ecolab, Inc.	89,485	20,968,125
RPM International, Inc.	77,800	9,574,068
		56,529,374
Construction Materials (0.53%)
Martin Marietta Materials, Inc.	20,749	10,716,859

Containers & Packaging (0.82%)
Avery Dennison Corp.	88,246	16,513,474

REAL ESTATE (0.53%)
Residential REITs (0.30%)
Equity LifeStyle Properties, Inc.	92,200	6,140,520

Specialized REITs (0.23%)
American Tower Corp.	25,016	4,588,184

See Notes to Financial Statements.

Annual Report | December 31, 2024	25

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2024

	SHARES	VALUE
COMMON STOCKS (continued)
UTILITIES (1.27%)
Electric Utilities (0.40%)
Xcel Energy, Inc.	118,000	$7,967,360

Gas Utilities (0.50%)
Atmos Energy Corp.	72,100	10,041,367

Water Utilities (0.37%)
American Water Works Co., Inc.	59,900	7,456,951

TOTAL COMMON STOCKS
(COST OF $1,537,840,385)		1,962,010,988

SHORT TERM INVESTMENTS (2.54%)
MONEY MARKET FUND (2.05%)
State Street Institutional US Government Money Market Fund, Premier Class, 4.43%(d)
(COST OF $41,061,341)	41,061,341	41,061,341

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.49%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.46%
(COST OF $9,788,744)	9,788,744	9,788,744

TOTAL SHORT TERM INVESTMENTS
(COST OF $50,850,085)		50,850,085

TOTAL INVESTMENTS (100.29%)
(COST OF $1,588,690,470)		2,012,861,073

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.29%)		(5,845,697)

NET ASSETS (100.00%)		$2,007,015,376

NET ASSET VALUE PER SHARE
(288,899,687 SHARES OUTSTANDING)		$6.95

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2024

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $13,203,748.

(d)	Rate reflects seven-day effective yield on December 31, 2024.

See Notes to Financial Statements.

Annual Report | December 31, 2024	27

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

December 31, 2024

ASSETS:
Investments at value (Cost $1,588,690,470)(a)	$2,012,861,073
Receivable for investment securities sold	33,529,228
Dividends and interest receivable	1,191,440
Tax reclaim receivable	285,697
Prepaid and other assets	3,641
TOTAL ASSETS	2,047,871,079

LIABILITIES:
Distributions payable to shareholders	29,016,691
Payable for collateral upon return of securities loaned	9,788,744
Investment advisory fee payable	1,158,651
Payable for administration, pricing and bookkeeping fees	552,057
Payable for investments purchased	125,447
Accrued expenses	214,113
TOTAL LIABILITIES	40,855,703
NET ASSETS	$2,007,015,376

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,622,650,177
Total distributable earnings	384,365,199
NET ASSETS	$2,007,015,376

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	288,899,687
NET ASSET VALUE PER SHARE	$6.95

(a)	Includes securities on loan of $13,203,748.

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Statement of Operations

For the Year Ended December 31, 2024

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $421,234)	$28,597,858
Securities lending income	156,408
TOTAL INVESTMENT INCOME	28,754,266

EXPENSES:
Investment advisory fee	13,199,513
Administration, pricing and bookkeeping fees	3,196,085
Audit fee	22,440
Custodian fee	91,926
Insurance expense	83,685
Legal fees	161,374
NYSE fee	315,766
Proxy fees	116,610
Shareholder communication expenses	92,858
Transfer agent fees	134,534
Trustees’ fees and expenses	411,379
Miscellaneous expenses	27,021
TOTAL EXPENSES	17,853,191
NET INVESTMENT INCOME	10,901,075

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	189,988,170
Net realized gain on foreign currency transactions	1,092
Net change in unrealized appreciation on investments	54,443,123
Net change in unrealized depreciation on foreign currency transactions	(494)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	244,431,891
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$255,332,966

See Notes to Financial Statements.

Annual Report | December 31, 2024	29

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
FROM OPERATIONS:
Net investment income	$10,901,075	$10,073,845
Net realized gain on investment transactions	189,989,262	154,967,788
Net change in unrealized appreciation on investments	54,442,629	231,535,001
Net Increase in Net Assets From Operations	255,332,966	396,576,634

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(199,644,055)	(164,440,891)
Total Distributions	(199,644,055)	(164,440,891)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	84,411,874	68,779,843
Net increase resulting from Capital Share Transactions	84,411,874	68,779,843
Total Increase in Net Assets	140,100,785	300,915,586

NET ASSETS:
Beginning of year	1,866,914,591	1,565,999,005
End of year	$2,007,015,376	$1,866,914,591

See Notes to Financial Statements.

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Intentionally Left Blank

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of year
Market price at end of year

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.

(b)	Effect of Fund’s rights offering for shares at a price below net asset value, net of costs.

(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund’s rights offerings were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

32	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2024	2023	2022	2021	2020

$6.75	$5.90	$8.20	$7.37	$6.90

0.04	0.04	0.03	0.02	0.03
0.87	1.42	(1.64)	1.67	1.07
0.91	1.46	(1.61)	1.69	1.10

(0.12)	(0.07)	(0.03)	(0.02)	(0.03)
(0.59)	(0.54)	(0.37)	(0.74)	(0.60)
–	–	(0.29)	(0.05)	–
(0.71)	(0.61)	(0.69)	(0.81)	(0.63)
–	–	–	(0.05)	–
$6.95	$6.75	$5.90	$8.20	$7.37
$6.95	$6.38	$5.70	$8.38	$6.90

14.1%	26.1%	(20.1%)	24.0%	18.0%
20.7%	23.4%	(24.5%)	35.3%	12.6%

$2,007	$1,867	$1,566	$2,084	$1,599
0.90%	0.93%	0.93%	0.93%	1.02%
0.55%	0.60%	0.52%	0.23%	0.44%
25%	23%	23%	22%	45%

See Notes to Financial Statements.

Annual Report | December 31, 2024	33

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2024

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. ALPS Advisors, Inc. (the "Advisor" or "AAI") is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

34	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2024

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the "Board"). The Board has designated AAI as the Fund’s Valuation Designee (as defined in Rule 2a-5 under the 1940 Act). The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Annual Report | December 31, 2024	35

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2024

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of December 31, 2024:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$13,203,748	$9,788,744	$3,737,681	$13,526,425

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2024:

	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$9,788,744	$–	$–	$–	$9,788,744
Total Borrowings					$9,788,744
Gross amount of recognized liabilities for securities lending (collateral received)					$9,788,744

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2024

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2024:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,962,010,988	$–	$–	$1,962,010,988
Short Term Investments	50,850,085	–	–	50,850,085
Total	$2,012,861,073	$–	$–	$2,012,861,073

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the year ended December 31, 2024.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Annual Report | December 31, 2024	37

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2024

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

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Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2024

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end.

Annual Report | December 31, 2024	39

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2024

The tax character of distributions paid during the years ended December 31, 2024 and December 31, 2023 were as follows:

Distributions Paid From:	December 31, 2024	December 31, 2023
Ordinary Income	$34,268,902	$19,488,843
Long-term capital gains	169,011,893	143,292,574
Total	$203,280,795	$162,781,417

The Fund declared a distribution of $51,436,733 with an ex-date in 2024 that was paid in 2025. $37,426,908 of this is not included above, and the tax character of such distributions will be determined at the end of 2025.

The Fund declared a distribution of $41,063,648 with an ex-date in 2023 that was paid in 2024 and is included above. The tax character of this distribution was determined in the current fiscal year.

As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:

			Other Cumulative
Undistributed	Accumulated	Net Unrealized	Effect of Timing
Ordinary Income	Capital Gains	Appreciation	Differences	Total
$–	$–	$421,745,535	$(37,380,336)	$384,365,199

The other cumulative effect of timing differences in the components of distributable earnings is related to the difference in timing of the distributions payable for financial statement and tax purposes.

As of December 31, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

	Gross unrealized	Gross unrealized	Unrealized
	Appreciation	Depreciation	Appreciation on
	(excess of value	(excess of tax cost	Foreign	Net Unrealized
Cost of Investments	over tax cost)	over value)	Currencies	Appreciation
$1,591,115,554	$528,835,388	$(107,089,869)	$16	$421,745,535

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

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Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2024

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the year ended December 31, 2024 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2024 are disclosed in the Statement of Operations.

Annual Report | December 31, 2024	41

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2024

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2024, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $475,700,844 and $562,292,856 respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the years ended December 31, 2024 and December 31, 2023, distributions in the amounts of $84,411,874 and $68,779,843, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 12,311,548 and of 11,118,511 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

42	www.all-starfunds.com

Liberty All-Star® Equity Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Liberty All-Star® Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liberty All-Star® Equity Fund (the “Fund”) as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated February 25, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 19, 2025

Annual Report | December 31, 2024	43

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

44	www.all-starfunds.com

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

Annual Report | December 31, 2024	45

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)

TAX INFORMATION

All 2024 distributions whether received in cash or shares of the Fund consist of the following:

(1)	ordinary dividends

(2)	long-term capital gains

The table below details the breakdown of each 2024 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non- Qualified	Long-Term Capital Gains	Return of Capital
11/17/2023*	01/02/2024	$0.15	9.26%	7.58%	83.16%	–
01/19/2024	03/04/2024	$0.17	9.26%	7.58%	83.16%	–
04/19/2024	06/03/2024	$0.18	9.26%	7.58%	83.16%	–
07/19/2024	09/03/2024	$0.18	9.26%	7.58%	83.16%	–
11/15/2024	01/02/2025	$0.049027	9.26%	7.58%	83.16%	–
11/15/2024**	01/02/2025	$0.130973	–	–	–	–

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2024.

**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2025.

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2024:

Qualified Dividend Income	54.99%
Dividend Received Deduction	45.73%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Equity Fund designated $169,011,893 as long-term capital gain dividends.

SHAREHOLDER MEETING RESULTS

On August 28, 2024, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees to the Board. On June 11, 2024, the record date for the meeting, the Fund had outstanding 282,594,292 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal – To elect two Trustees:

Nominee	For	Against/Withheld
Edmund J. Burke	200,340,478.575	6,165,177.248
Maureen K. Usifer	200,555,654.107	5,950,001.716

46	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

The names of the Trustees and Officers of the Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEES

Name (Year of Birth) and Address*	Position with Fund, Term of Office and Length of Service	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2026	Chief Executive Officer, Silver Bay Realty (2016-2017); Acting Chief Executive Officer, Silver Bay Realty (2016), Director, Silver Bay Realty (2012-2017)	2	Director, Liberty All-Star® Growth Fund, Inc. (since 2005); Trustee, 1290 Funds (since 2016)
Edmund J. Burke Year of Birth: 1961	Trustee since 2006; Term expires 2027	Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019.	34	Director, Liberty All-Star® Growth Fund, Inc. (since 2006); Trustee, ALPS ETF Trust (since 2017); Trustee, Financial Investors Trust (since 2009); Trustee, Clough Global Dividend and Income Fund (since 2004); Trustee, Clough Global Equity Fund (since 2006); Trustee, Clough Global Opportunities Fund (since 2006)

Annual Report | December 31, 2024	47

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

DISINTERESTED TRUSTEES

Name (Year of Birth) and Address*	Position with Fund, Term of Office and Length of Service	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Milton M. Irvin Year of Birth: 1949	Trustee since 2018; Term expires 2025	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Council (2006-2020); Chair, Board Member South Carolina State University (2015-2020); Graduate Executive Board Member Wharton School (2009-2016)	2	Director, Liberty All-Star® Growth Fund, Inc. (since 2018)
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2025	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999-2005, Boston College)	2	Director, Liberty All-Star® Growth Fund, Inc. (since 1998)
Maureen K. Usifer Year of Birth: 1960	Trustee since 2018; Term expires 2027	Director, Charlotte’s Web (2024-present); Director PC Construction (2021-Present); Board Member Green Mountain Care Board (2017-2021); Board Advisor, Healthy Living Market (2017-2023); Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Director, Liberty All-Star® Growth Fund, Inc. (since 2018); Director, BlackRock TCP Capital Corp (2024- Present); Trustee, BlackRock Private Credit Fund (2022-Present); Director, BlackRock Direct Lending Corp (2024-Present)

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The “Fund Complex” for the Fund includes the Fund, Liberty All-Star® Growth Fund, Inc., and any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Aristotle Capital Management, LLC, Congress Asset Management Company, LLP, Fiduciary Management, Inc., Pzena Investment Management, LLC, Sustainable Growth Advisers, LP, TCW Investment Management Company, Weatherbie Capital, LLC, and Westfield Capital Management Company, L.P.

48	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS

Name, (Year of Birth) and Address*	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mark T. Haley, CFA (1964)	President	2023	President of the Liberty All-Star® Funds (since April 2023); Senior Vice President of the Liberty All-Star Funds (January 1999-April 2023); Senior Vice President, ALPS Advisors, Inc. (“AAI”) (since 2022); Vice President, AAI (2006-2021); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Fund as defined under the 1940 Act.
Robert Milas, CFA, CAIA (1966)	Vice President	2022	Vice President of the Liberty All-Star® Funds (since December 2022); Director of Research, ALPS Advisors, Inc. (since 2022); Chief Investment Officer, Alpha Pension Group (2018-2022). Mr. Milas is deemed an affiliate of the Fund as defined under the 1940 Act.
Erich Rettinger (1985)	Treasurer	2021	Vice President of ALPS Advisors, Inc. (since 2021); Vice President and Fund Controller of ALPS Fund Services, Inc. (2013-2021). Mr. Rettinger is also Treasurer of Liberty All-Star® Growth Fund, Inc., Principal Real Estate Income Fund and ALPS ETF Trust and President of ALPS Variable Investment Trust. Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act.
Matthew Sutula (1985)	Chief Compliance Officer	2019	Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) (since 2016). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc., he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Liberty All-Star® Growth Fund, Inc., ALPS ETF Trust, Principal Real Estate Income Fund and ALPS Variable Investment Trust. Mr. Sutula is deemed an affiliate of the Fund as defined under the 1940 Act.

Annual Report | December 31, 2024	49

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

Name, (Year of Birth) and Address*	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Sareena Khwaja-Dixon (1980)	Secretary	2016	Managing Counsel of ALPS Fund Services, Inc. (“ALPS”) (since 2024); Principal Legal Counsel and Vice President of ALPS (2020-2024); Senior Counsel and Vice President of ALPS (2015-2020). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star® Growth Fund, Inc. and Assistant Secretary of RiverNorth Opportunities Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Funds. Ms. Khwaja-Dixon is deemed an affiliate of the Fund as defined under the 1940 Act.
Gina Meyer (1980)	Assistant Treasurer	2024	Vice President of ALPS Advisors, Inc. (since 2023); Vice President, Sr. Relationship Manger at Northern Trust (August 2022 to October 2023); Client Engagement Manager at Standish Management (July 2021 to August 2022); and Fund Controller and Client Relationship Manager at ALPS Fund Services, Inc. (November 2012 to June 2021). Ms. Meyer is also Assistant Treasurer of Liberty All-Star® Growth Fund, Inc. and Treasurer of ALPS Variable Investment Trust. Ms. Meyer is deemed an affiliate of the Fund as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Haley and Milas is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Haley and Milas is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-800-542-3863.

50	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Fund”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 12, 2024, the Board, including a majority of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund, AAI and the following independent investment management firms: Aristotle Capital Management, LLC (“Aristotle”), Fiduciary Management, Inc. (“Fiduciary”), Pzena Investment Management, LLC (“Pzena”), Sustainable Growth Advisers, LP (“Sustainable”), and TCW Investment Management Company (“TCW”). Aristotle, Fiduciary, Pzena, Sustainable, and TCW collectively are referred to as “Portfolio Managers,” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Trustees met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the “Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including: (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates, and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers; (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7)   other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Trustee may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analyses of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates.

Annual Report | December 31, 2024	51

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

As part of the process to consider the Agreements, legal counsel to the Independent Trustees requested information on behalf of the Independent Trustees from AAI and each Portfolio Manager. In response to these requests, the Independent Trustees received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Trustees’ consideration of each Agreement. In addition, counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. In considering the proposed renewals, the Board considered all factors they believed to be relevant, including those discussed below. The Board did not identify any one factor as being dispositive.

Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions during the full Board meeting and Executive Session regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and each Portfolio Manager were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

52	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

The Board received information on the performance of the Fund based on NAV in comparison with the Fund’s benchmark. In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

In connection with the review of performance, the Board reviewed the positioning of the Fund’s portfolios and the allocation of assets between the growth and value managers of the Fund.

Costs of the Services Provided to the Fund

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds. The Board also reviewed the Fund’s management and administration fee and its total expense ratio in comparison to peer groups. The Board took into account that the Fund’s higher contractual management fees and expense ratios relative to open-end equity funds were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end multi-managed equity funds.

Annual Report | December 31, 2024	53

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Profitability and Costs of Services to AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results.

The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI. The Board and AAI generally are aware of the fees charged by the Portfolio Managers to other clients, and the Board believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board reached its conclusion based in part on the fees that the Portfolio Managers charge other clients, the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund had reached an asset size at which the Fund and its shareholders were benefiting from reduced management fee rates due to breakpoints in the management fees. Based on the foregoing, the Board concluded breakpoint schedules in the Fund Agreements allow the Fund to realize economies of scale, which supports the renewal of the Agreements.

Benefits to be Derived from the Relationship with the Fund

The Board also considered the potential ancillary, or “fall-out,” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although it is not currently doing so, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions.

54	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair, and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2024	55

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s annual report dated December 31, 2023 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, defined as common stocks and securities convertible into common stocks such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity securities (although, as a non-fundamental policy, not more than 20% of the value of the Fund’s total assets may be invested in rights and warrants). The Fund may lend its portfolio securities, write covered call and put options and engage in options and futures strategies.

Although under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 20% of the value of the Fund’s net assets may generally be invested in short-term money market instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers’ acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities (“U.S. Government Securities”), commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard & Poor’s (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), short-term corporate debt securities rated not lower than AA by S&P or AA by Moody’s, and repurchase agreements with respect to the foregoing (collectively, “Short-Term Money Market Instruments”). The Fund may temporarily invest without limit in Short-Term Money Market Instruments for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

56	www.all-starfunds.com

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Up to 20% of the Fund’s net assets may be invested in below-investment grade securities. The below investment grade securities in which the Fund may invest are rated below BBB. This rating is defined by Standard & Poor’s as investment grade. The Fund does not currently intend to invest more than 5% of its net assets in below investment grade securities.

The Fund also may invest without limitation in foreign securities. The Fund does not currently intend to invest more than 5% of its net assets in foreign securities. Because American Depository Receipts (“ADRs”) are denominated in U.S. dollars and there is a large liquid market in the U.S. for them, ADRs are not considered foreign securities for purposes of calculating the Fund’s foreign securities exposure.

The Fund’s investment objective of seeking total investment return and its policy of investing under normal market conditions at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities, as well as certain of its investment restrictions, are fundamental and may not be changed without a majority vote of the Fund’s outstanding shares. Under the 1940 Act, a “majority vote” means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented, or (b) more than 50% of the outstanding shares of the Fund. Non-fundamental policies may be changed by vote of the Board of Trustees.

Principal Investment Strategies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Investment Practices

The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

Lending of Portfolio Securities. The Fund, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to and not less than the market value, determined daily, of the securities loaned. The Fund would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. The Fund could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. The Fund will limit such lending to not more than 30% of the value of the Fund’s total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. The Fund requires the seller of the securities to maintain on deposit with the Fund’s custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 20% of the Fund’s net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of the Fund’s net assets will be invested in repurchase agreements maturing in more than seven days.

Annual Report | December 31, 2024	57

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. If the Fund invests in another investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. The Fund may invest in investment companies managed by AAI or other affiliates of AAI.

RISKS

The Fund is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

58	www.all-starfunds.com

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Market Discount Risk

Shares of closed-end management investment companies such as the Fund frequently trade at a discount from their NAV. The shares were designed primarily for long-term investors, and investors in shares should not view the Fund as a vehicle for trading purposes. This risk is separate and distinct from the risk that the Fund’s NAV may decline.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for the Fund, respectively, but there can be no guarantee that these will produce the desired results.

Growth Stock Risk

Approximately 40% of the Fund’s net assets are allocated to Portfolio Managers that utilize a “growth” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as the stock market in general.

Value Stock Risk

Approximately 60% of the Fund’s net assets are allocated to Portfolio Managers that utilize a “value” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in a Portfolio Manager’s opinion, undervalued. If the Portfolio Manager’s assessment of a company’s prospects is wrong, the price of the company’s stock may fall or may not approach the value the Portfolio Manager has placed on it.

Annual Report | December 31, 2024	59

Liberty All-Star® Equity Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Foreign Securities Risk

Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS. The tax treatment of distributions the Fund reports as “qualified dividend income” may be affected by IRS interpretations of the Code and future changes in the Code and the Treasury regulations. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Disruption and Geopolitical Risk

Certain events have a disruptive effect on the securities markets, such as health emergencies, cyber-attacks, terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of these events on the U.S. economy, the stock market and world economies and markets generally.

Legislation and Regulatory Risk

At any time after the date of this annual report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated.

60	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
QUESTIONS?	Call 1-800-241-1850

Annual Report | December 31, 2024	61

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Liberty All-Star Funds collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Liberty All-Star Funds do not jointly market.

62	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

Annual Report | December 31, 2024	63

Intentionally Left Blank

ALL STAR® FUNDS

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

USA LISTED NYSE

Annual Certifications — As required, on September 12, 2024, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star®Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

USA LISTED NYSE

Liberty All-Star® Equity Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The Liberty All-Star Equity Fund, Inc. (the “Fund” or “Registrant”) has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not applicable.

(f)	The Registrant’s Board of Trustees adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)(i)	The Registrant’s Board of Trustees has determined that there is one audit committee financial expert serving on its audit committee.

(a)(2)	The Registrant’s Board of Trustees has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2024 and December 31, 2023 were approximately $18,000 and $18,000, respectively, for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2024 and December 31, 2023 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2024 and December 31, 2023 were approximately $3,500 and $3,500, respectively. Tax Fees in both fiscal years 2024 and 2023 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d)	All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2024 and December 31, 2023 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2024 and December 31, 2023, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the Registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the Registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee is required to pre-approve the engagement of the Registrant’s independent accountants to provide audit and non-audit services to the Registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the Registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the Registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the Registrant; (ii) non-audit services to the Registrant’s investment advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2024 and December 31, 2023 was zero.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant in each of the last two fiscal years of the Registrant were $3,500 in 2024 and $3,500 in 2023. These fees consisted of non-audit fees billed to (i) the Registrant of $3,500 in 2024 and $3,500 in 2023, respectively, as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $0 in 2024 and $0 in 2023, respectively. The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)) and is comprised of the following members: Thomas W. Brock, Edmund J. Burke, Milton M. Irvin, John J. Neuhauser and Maureen K. Usifer.

Item 6. Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 19(c), is a copy of the Registrant’s policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 7, 2025, unless otherwise noted

Aristotle Capital Management, LLC (“Aristotle”)

(a)(1) MANAGEMENT.

The portion of the Fund allocated to Aristotle is managed by Howard Gleicher, CFA and Gregory Padilla, CFA. Mr. Gleicher is CEO and Chief Investment Officer of Aristotle. Having over 35 years of investment experience, Howard heads the firm and leads the investment effort. Prior to founding Aristotle, Howard was co-founder, CEO and Chief Investment Officer at Metropolitan West Capital Management, LLC. Howard’s prior investment-related experience includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO). Howard earned his Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and his MBA from Harvard University. He is a CFA® charterholder. Greg has 15 years of investment experience and is a member of the Aristotle Capital investment team. Prior to joining Aristotle, Greg was a Portfolio Manager, Equity Analyst at Vinik Asset Management, LP, Managing director, Portfolio Manager and Equity Analyst at Tradewinds Global Investors, LLC, and an Equity Analyst at Engerman Asst Management. Greg earned his Bachelor of Science in Finance from Arizona State University and an MBA from the University of Southern California. He is a CFA® charterholder.

(a)(2) OTHER ACCOUNTS.

The table below provides information regarding the other accounts managed by Howard Gleicher and Greg Padilla as of December 31, 2024:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Howard Gleicher
Registered Investment Companies	8	4,445	1	12,029
Other pooled investment vehicles	20	9,846	0	0
Other accounts	1,270	24,248	3	685
Gregory Padilla
Registered Investment Companies	6	3,810	1	12,029
Other pooled investment vehicles	17	9,116	0	0
Other accounts	1,142	19,071	3	685

MATERIAL CONFLICTS OF INTEREST:

Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities.

Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures. With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

(a)(3) COMPENSATION STRUCTURE.

All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2024, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Howard Gleicher, CFA	$100,001-$500,000
Gregory Padilla, CFA	none

Fiduciary Management, Inc. (“Fiduciary”)

(a)(1) MANAGEMENT.

The portion of the Fund allocated to Fiduciary is managed by the Portfolio Management Committee (PMC)

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Executive Chairman,	38
John S. Brandser	President, Chief Executive Officer	30
Jonathan T. Bloom, CFA®	Chief Investment Officer	15
Robert M. Helf, CFA®	Research Analyst	27
Benjamin D. Karek, CFA®	Research Analyst	8
Matthew T. Sullivan, CFA®	Research Analyst	12
Jordan S. Teschendorf, CFA®	Research Analyst	10
Dain C. Tofson, CFA®	Research Analyst	5
Jake Strole, CFA®	Research Analyst	1

Patrick J. English, CFA®, has been employed by the Adviser in various capacities since 1986, currently serving as Executive Chairman and Treasurer. John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President and Chief Executive Officer. Jonathan T. Bloom, CFA® has been employed by the Adviser in various capacities since 2010 and is currently Chief Investment Officer. Robert M. Helf, CFA®, has been employed by the Adviser since 1998 as a Research Analyst. Benjamin D. Karek, CFA®, has been employed by the Adviser since 2017 as a Research Analyst. Matthew T. Sullivan, CFA® has been employed by the Adviser since 2013 as a Research Analyst. Jordan S. Teschendorf, CFA® has been employed by the Adviser since 2015 as a Research Analyst. Dain C. Tofson, CFA®, has been employed by the Adviser since 2019 as a Research Analyst and previously was as a member of Artisan Partners Global Value Equity Team from 2017 - 2019. Jake Strole, CFA®, has been employed by the Adviser since 2024 as a Research Analyst and previously was a Senior Equity Analyst at the State of Wisconsin Investment Board from 2019-2024 and an Equity Analyst at Morningstar from 2017-2019. CFA® is a registered trademark owned by the CFA Institute.

(a)(2) OTHER ACCOUNTS.

The table below provides information regarding the other accounts managed by the Portfolio Management Committee as of December 31, 2024:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Patrick J. English, CFA®
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0
John S. Brandser
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0
Jonathan T. Bloom, CFA®
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0
Robert M. Helf, CFA®
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0
Benjamin D. Karek, CFA®
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0
Daniel G. Sievers, CFA®
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0
Matthew T. Sullivan, CFA®
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0
Jordan S. Teschendorf, CFA®
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0
Dain C. Tofson, CFA®
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0
Jake Strole, CFA®
Registered Investment Companies	5	8,323	0	0
Other pooled investment vehicles	7	971	0	0
Other accounts	674	5,520	0	0

MATERIAL CONFILCTS OF INTEREST: None.

(a)(3) COMPENSATION STRUCTURE.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of a Fund or the value of a Fund’s assets. The compensation of each member of the PMC is structured in the same way other than the compensation of Mr. English. The following table outlines the forms of compensation paid to each portfolio manager.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English, CFA®	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company
Other PMC Members	Salary/Bonus	Adviser	Salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2024, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of PMC Member	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Patrick J. English, CFA®	None
John S. Brandser	None
Jonathan T. Bloom, CFA®	None
Robert M. Helf, CFA®	None
Benjamin D. Karek, CFA®	None
Matthew T. Sullivan, CFA®	None
Jordan S. Teschendorf, CFA®	None
Dain C. Tofson, CFA®	None
Jake Strole, CFA®	None

Pzena Investment Management, LLC (“Pzena”)

(a)(1) MANAGEMENT.

The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a four-person portfolio management team, with each of the four portfolio managers having joint decision-making responsibility. As of December 31, 2024, Daniel Babkes, John Flynn, Richard Pzena, and Benjamin Silver were co-portfolio managers for the Fund.

Daniel L. Babkes - Principal and Portfolio Manager. Mr. Babkes is a co-portfolio manager for the Focused Value and Large Cap strategies. Mr. Babkes became a member of the firm in 2016. Prior to joining Pzena Investment Management, Mr. Babkes worked as an analyst at LG Capital Management, an event-driven hedge fund, and as an investment banker in the restructuring group at Evercore Partners. He began his finance career as a trader at Chesapeake Partners, a multi-billion dollar hedge fund. He earned a B.A. cum laude from Amherst College and an M.B.A from the Wharton School of the University of Pennsylvania.

John J. Flynn – Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value, Small Cap Focused Value and SMID services. Mr. Flynn became a member of the firm in 2005. Prior to joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

Richard S. Pzena – Founder, Principal, Chairman, Co-Chief Investment Officer, Portfolio Manager. Mr. Pzena is the architect of the firm’s investment strategy and conceived and developed our proprietary screening model. He serves as co-portfolio manager for the U.S. Large Cap strategies, along with the U.S. Best Ideas service. Mr. Pzena began the firm in 1995. Prior to forming Pzena Investment Management, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania.

Benjamin S. Silver, CFA, CPA (Inactive) – Principal and Portfolio Manager. Mr. Silver is a co-portfolio manager for the Global strategies and the U.S. Large Cap, Mid Cap, Focused Value and Small Cap strategies. He is also a portfolio manager for Global Best Ideas. He previously served as co-Director of Research for 9 years. Mr. Silver became a member of the firm in 2001. Prior to joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company and a Manager for Ernst & Young LLP. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver holds the Chartered Financial Analyst® designation and is a Certified Public Accountant (Inactive).

(a)(2) OTHER ACCOUNTS.

The table below provides information regarding the other accounts managed by Messrs. Babkes, Flynn, Pzena, and Silver, as of December 31, 2024.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Daniel Babkes
Registered Investment Companies	2	$7,868 mm	1	$7,117 mm
Other pooled investment vehicles	7	$120 mm	1	$35 mm
Other accounts	31	$749 mm	0	$0
John Flynn
Registered Investment Companies	6	$10,750 mm	2	$9,720 mm
Other pooled investment vehicles	11	$235 mm	1	$35 mm
Other accounts	75	$2,540 mm	0	$0
Richard S. Pzena
Registered Investment Companies	2	$7,868 mm	1	$7,117 mm
Other pooled investment vehicles	8	$206 mm	2	$107 mm
Other accounts	23	$810 mm	0	$0
Benjamin Silver
Registered Investment Companies	7	$12,604 mm	3	$11,575 mm
Other pooled investment vehicles	37	$20,383 mm	5	$435 mm
Other accounts	92	$6,832 mm	0	$0

MATERIAL CONFLICTS OF INTEREST:

In Pzena’s view, conflicts of interest may arise in managing the fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling such conflicts.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.

The management of multiple Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing) and by managing all Accounts on a strategy-specific basis.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the fund may not be able to take full advantage of that opportunity; however, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending on the size of the execution, Pzena may choose to allocate the executed shares on a pro-rata basis or on a random basis. As with all trade allocations, each Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new-issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, and brokerage restrictions.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders when it believes doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, nonsimultaneous transactions for the fund and another Account, which may temporarily impact the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to ongoing reporting requirements and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates, or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

(a)(3) COMPENSATION STRUCTURE.

Pzena portfolio managers, including Messrs. Babkes, Flynn, Pzena, and Silver, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, annual discretionary bonus and, as appropriate, equity ownership. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management; however, Pzena always considers all of the contributions that the person has made and is likely to make in the future. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS:

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2024, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Daniel Babkes	None
John Flynn	$1-$10,000
Richard Pzena	None
Benjamin Silver	None

*	Please note that the ownership figures listed above are updated annually on March 31st.

Sustainable Growth Advisers, LP (“SGA”)

(a)(1) MANAGEMENT.

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance. Effective March 31, 2025, Mr. Rohn will no longer serve as a portfolio manager of the fund.

Education:

Dartmouth College – BA (Cum Laude);

Harvard Business School – MBA

Kishore Rao – Principal, portfolio manager, analyst and a member of the Investment Committee. Kishore has been with the firm since 2004. Prior to joining Sustainable Growth Advisers, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He was a Founder and General Manager of the Street Events division of CCBN before it was sold to Thomson Reuters. Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment.

Education:

Carnegie Mellon University – BS;

Harvard Business School – MBA

Hrishikesh (HK) Gupta – Principal, portfolio manager and analyst and a member of the Investment Committee. HK has been with the firm since 2014. Prior to joining SGA, HK was a Senior Analyst at MDR Capital Management, a long / short equity hedge fund, and an Associate Managing Director at Iridian Asset Management. HK followed the Technology, Telecommunications, Industrials, Basic Commodity and Refiners sectors while at MDR and Iridian. He also worked as an Investment Banking Associate at Bank of America Merrill Lynch, and advised industrials and financials’ clients on private placements and M&A. HK spent three years as a Product and Program Manager at Amazon.com and, as part of their strategic executive division, led the launch of Amazon’s Japanese and German merchant platforms.

Education:

Indian Institute of Technology (IIT) Bombay – BS;

University of California – MS;

NYU Stern School of Business - MBA

Tucker Brown – Principal, portfolio manager, analyst and a member of the Investment Committee. Tucker has been with the firm since 2006. Prior to joining SGA, Tucker was a Vice President in the Equity Research Department of Goldman Sachs, where he served as a member of the firm’s U.S. packaged food research team.  Previously, Tucker worked in the Investment Banking Division of Goldman Sachs, focused on M&A and corporate finance advisory for clients in retail, technology and industrial sectors.  Tucker began his career as a fund accountant and custody manager at Brown Brothers Harriman & Co. Mr. Brown will begin serving as a portfolio manager of the fund effective March 31, 2025.

Education:

Bucknell University – BA

The Wharton School - MBA

(a)(2) OTHER ACCOUNTS.

The table below provides information about the other accounts managed by Messrs. Rohn, Rao and Gupta, as of December 31, 2024:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Robert L. Rohn
Registered Investment Companies	9	10,365	None	None
Other Pooled Investment Vehicles	30	10,687	None	None
Other Accounts	54	3,183	None	None
Kishore Rao
Registered Investment Companies	10	10,737	None	None
Other Pooled Investment Vehicles	33	10,889	None	None
Other Accounts	57	3,212	None	None
Hrishikesh (HK) Gupta
Registered Investment Companies	9	10,365	None	None
Other Pooled Investment Vehicles	30	10,687	None	None
Other Accounts	54	3,183	None	None
Tucker Brown
Registered Investment Companies	1	372	None	None
Other Pooled Investment Vehicles	3	202	None	None
Other Accounts	4	29	None	None

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

(a)(3) COMPENSATION STRUCTURE.

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2024, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Robert L. Rohn	None
Kishore Rao	None
Hrishikesh (HK) Gupta	None
Tucker Brown	None

TCW Investment Management Company LLC (“TCW”)

(a)(1) MANAGEMENT.

The portion of the Fund allocated to TCW is managed by Brandon Bond, Bo Fifer and Brian McNamara. Together they have over an average of 26 years of investment experience and are supported by a dozen equity research staff. .

Managers Bios

Brandon Bond is a Portfolio Manager for the Concentrated Core investment strategy, including the TCW Select Equities Fund. Previously, he was a Senior Analyst for the strategy with generalist research responsibilities. Prior to joining the Concentrated Core group in 2009, he was a Senior Equity Analyst on the Equity Research team covering the financial services sector. He first joined TCW in 2003 as part of the firm’s Summer Associate Program. He rejoined the firm full-time in 2004 after completing his MBA in Finance and Accounting from the UCLA Anderson School of Management where he was a Student Investment Fund Fellow and Edward W. Carter Fellow. Prior to business school, he worked as a consultant in Accenture’s Electronics and High-Tech Practice. Mr. Bond graduated Summa Cum Laude from Brigham Young University with a BA in Marketing Communications and minors in Business Management and Japanese. He is a CFA charterholder.

Bo Fifer is Lead Portfolio Manager of TCW Global Artificial Intelligence Equity as well as other Thematic Equity products. He is also a Portfolio Manager for the TCW Concentrated Core strategy, which includes the TCW Select Equities Fund. Mr. Fifer previously was a Portfolio Manager of the TCW Relative Value Dividend Appreciation strategy and fund from 2012-2023 and was the Senior Analyst responsible for the information technology sector and the drug and device industries of health care for the Relative Value team. He has 30 years of investment experience, including 22 years at TCW. He previously spent nearly seven years as a sell-side Equity Research Analyst covering growth sectors including the telecommunications services, equipment, and software industries. Mr. Fifer holds a BS in Civil Engineering from Bucknell University and is a Chartered Financial Analyst charterholder (“CFA”).

Brian McNamara is a Portfolio Manager for the Concentrated Core investment strategy, which includes the TCW Select Equities Fund. He joined TCW in 2012, initially serving as an Analyst and Portfolio Specialist for these strategies. Prior to TCW, his investment experience included over 16 years at JPMorgan, Deutsche Bank and Jefferies as an Investment Banker, Analyst, and Regional Head of Institutional Equity Sales. Mr. McNamara received his BA from the University of California, Los Angeles (UCLA) and his MBA from the UCLA Anderson School of Management. Additionally, he holds Series 4, 7, 24, and 63 FINRA licenses.

(a)(2) OTHER ACCOUNTS.

The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2024:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Brandon Bond
Registered Investment Companies	1	$684.3	0	$0
Other pooled investment vehicles	3	$156.7	0	$0
Other accounts	27	$6,911.1	0	$0
Brian McNamara
Registered Investment Companies	1	$684.3	0	$0
Other pooled investment vehicles	3	$156.7	0	$0
Other accounts	27	$6,911.1	0	$0
Bo Fifer
Registered Investment Companies	1	$684.3	0	$0
Other pooled investment vehicles	9	$1,348.3	0	$0
Other accounts	31	$7,474.9	0	$0

MATERIAL CONFLICTS OF INTEREST:

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(3) COMPENSATION STRUCTURE.

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2023, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Brandon Bond	None
Bo Fifer	None
Brain McNamara	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2024, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2024, the Registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Total
Gross Income from securities lending activity[1]	$747,456
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$39,433
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$4,445
Administrative fees not included in revenue split[4]	-
Indemnification fee not included in revenue split[5]	-
Rebate (paid to borrowers)[6]	$547,170
Other fees not included in revenue split	-
Aggregate fees/comp for securities lending activities	$591,048
Net income from securities lending activities	$156,408

[1]	Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.
[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.

[3]	Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.
[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.
[5]	Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.
[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b)	The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent. The agent monitors loans for compliance with certain policies of the Fund, including: (1) securities lending may not exceed 30% of the value of the Fund’s total assets; (2) the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities; and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan. The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies. The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting. The securities lending agent collects distributions on loaned securities. The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the Registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 19(a)(1).

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto as Exhibit 19(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	March 7, 2025

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	March 7, 2025